Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the quarterly report of GelTech Solutions, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Cordani, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2008

By:	/s/ MICHAEL CORDANI
Michael Cordani
Chief Executive Officer (Principal Executive Officer)